MAINSTAY VP FUNDS TRUST

Supplement dated August 24, 2017 (“Supplement”) to:

MainStay VP Funds Prospectus, Summary Prospectuses and Statement of Additional Information, each dated May 1, 2017, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the applicable Summary Prospectus, Prospectus or Statement of Additional Information.

At a meeting held on June 20, 2017, the Board of Trustees of MainStay VP Funds Trust (“Board”) approved submitting a proposal to shareholders to elect eight Trustees to the Board.

Shareholders who own shares of a series of MainStay VP Funds Trust (each a “Portfolio” and collectively, the “Portfolios”) as of August 24, 2017 will receive a proxy statement containing further information. The proxy statement will also include proxy cards with which shareholders of each Portfolio may provide voting instructions for this proposal at a special meeting scheduled to be held on or about October 23, 2017.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.